UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2013

Signature Exploration and Production Corp.
 (Exact name of Registrant as specified in its charter)
____________________

Delaware (State or other Jurisdiction of Incorporation or organization)	333-382580 (Commission File Number)	59-3733133 (IRS Employer I.D. No.)
___________________________

4700 Millenia Blvd, Suite 175
Orlando, FL 32839
Phone: (888) 895-3594
Fax: (888) 800-5918

(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)
___________________________

NA
(Former name, former address and former fiscal year, if changed since last report)

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

 On June 25, 2013 the Company's Board of Directors approved the engagement of LJ Sullivan Certified Public Accountant, LLC as its independent registered public accounting firm for the Company's fiscal year ending March 31, 2013.

During the years ended March 31, 2012 and March 31, 2011 and the subsequent interim period through June 25, 2013, the date of engagement of LJ Sullivan Certified Public Accountant, LLC, the Company did not consult with LJ Sullivan Certified Public Accountant, LLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature Exploration and Production Corp.

Dated: July 12, 2013                                                                             By:___/s/ Steven Weldon______________
Steven Weldon
Chief Financial Officer and Director